UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2025
ThredUp Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40249	26-4009181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

969 Broadway, Suite 200 Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

(415) 402-5202
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TDUP	The Nasdaq Stock Market LLC Long-Term Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.    Results of Operations and Financial Condition
On November 3, 2025, ThredUp Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1. In addition, a copy of the supplemental financial information is attached hereto as Exhibit 99.2. The press release and supplemental financial information are incorporated herein by reference.
The information in this Current Report on Form 8-K and the exhibits attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 3, 2025
99.2	Supplemental Financial Information dated November 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREDUP INC.

By:	/s/ SEAN SOBERS
Sean Sobers
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: November 3, 2025
3